Exhibit (q)

FINANCIAL INVESTORS VARIABLE INSURANCE TRUST

POWER OF ATTORNEY

I, the undersigned Trustee of the Financial Investors Variable Insurance Trust hereby appoint Jeremy O. May, Edmund J. Burke and Alex J. Marks, Attorneys-in-Fact, with full power of substitution, and with the full power to sign for me and in my name in the following capacities: all Pre-Effective Amendments to any Registration Statement; any and all subsequent Post-Effective Amendments to said Registration Statements; any Registration Statements on Form N-1A; any supplements or other instruments in connection therewith; and generally to do all such things in my name and behalf in connection therewith as said Attorneys-in-Fact deem, together or individually, necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, and Investment Company Act of 1940, and any rules, regulations, or requirements of any federal or state regulatory agency in connection with the filing and effectiveness of any Registration Statement as amended, and all related requirements of any federal or state regulatory agency.

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of the date set forth below.

WITNESS my hands on this 10th day of March 2009.

/s/ Mary K. Anstine
Mary K. Anstine
Trustee

FINANCIAL INVESTORS VARIABLE INSURANCE TRUST

POWER OF ATTORNEY

I, the undersigned Trustee of the Financial Investors Variable Insurance Trust hereby appoint Jeremy O. May, Edmund J. Burke and Alex J. Marks, Attorneys-in-Fact, with full power of substitution, and with the full power to sign for me and in my name in the following capacities: all Pre-Effective Amendments to any Registration Statement; any and all subsequent Post-Effective Amendments to said Registration Statements; any Registration Statements on Form N-1A; any supplements or other instruments in connection therewith; and generally to do all such things in my name and behalf in connection therewith as said Attorneys-in-Fact deem, together or individually, necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, and Investment Company Act of 1940, and any rules, regulations, or requirements of any federal or state regulatory agency in connection with the filing and effectiveness of any Registration Statement as amended, and all related requirements of any federal or state regulatory agency.

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of the date set forth below.

WITNESS my hands on this 10th day of March 2009.

/s/ T. Neil Bathon
T. Neil Bathon
Trustee

FINANCIAL INVESTORS VARIABLE INSURANCE TRUST

POWER OF ATTORNEY

I, the undersigned Trustee of the Financial Investors Variable Insurance Trust hereby appoint Jeremy O. May, Edmund J. Burke and Alex J. Marks, Attorneys-in-Fact, with full power of substitution, and with the full power to sign for me and in my name in the following capacities: all Pre-Effective Amendments to any Registration Statement; any and all subsequent Post-Effective Amendments to said Registration Statements; any Registration Statements on Form N-1A; any supplements or other instruments in connection therewith; and generally to do all such things in my name and behalf in connection therewith as said Attorneys-in-Fact deem, together or individually, necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, and Investment Company Act of 1940, and any rules, regulations, or requirements of any federal or state regulatory agency in connection with the filing and effectiveness of any Registration Statement as amended, and all related requirements of any federal or state regulatory agency.

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of the date set forth below.

WITNESS my hands on this 10th day of March 2009.

/s/ Thomas A. Carter
Thomas A. Carter
Trustee

FINANCIAL INVESTORS VARIABLE INSURANCE TRUST

POWER OF ATTORNEY

I, the undersigned Trustee of the Financial Investors Variable Insurance Trust hereby appoint Jeremy O. May, Edmund J. Burke and Alex J. Marks, Attorneys-in-Fact, with full power of substitution, and with the full power to sign for me and in my name in the following capacities: all Pre-Effective Amendments to any Registration Statement; any and all subsequent Post-Effective Amendments to said Registration Statements; any Registration Statements on Form N-1A; any supplements or other instruments in connection therewith; and generally to do all such things in my name and behalf in connection therewith as said Attorneys-in-Fact deem, together or individually, necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, and Investment Company Act of 1940, and any rules, regulations, or requirements of any federal or state regulatory agency in connection with the filing and effectiveness of any Registration Statement as amended, and all related requirements of any federal or state regulatory agency.

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of the date set forth below.

WITNESS my hands on this 10th day of March 2009.

/s/ David M. Swanson
David M. Swanson
Trustee

FINANCIAL INVESTORS VARIABLE INSURANCE TRUST

POWER OF ATTORNEY

I, the undersigned Trustee of the Financial Investors Variable Insurance Trust hereby appoint Jeremy O. May, Edmund J. Burke and Alex J. Marks, Attorneys-in-Fact, with full power of substitution, and with the full power to sign for me and in my name in the following capacities: all Pre-Effective Amendments to any Registration Statement; any and all subsequent Post-Effective Amendments to said Registration Statements; any Registration Statements on Form N-1A; any supplements or other instruments in connection therewith; and generally to do all such things in my name and behalf in connection therewith as said Attorneys-in-Fact deem, together or individually, necessary or appropriate, to comply with the provisions of the Securities Act of 1933, as amended, and Investment Company Act of 1940, and any rules, regulations, or requirements of any federal or state regulatory agency in connection with the filing and effectiveness of any Registration Statement as amended, and all related requirements of any federal or state regulatory agency.

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of the date set forth below.

WITNESS my hands on this 10th day of March 2009.

/s/ Scott Wentsel
Scott Wentsel
Trustee

FINANCIAL INVESTORS VARIABLE INSURANCE TRUST

POWER OF ATTORNEY

I, the undersigned Trustee of the Financial Investors Variable Insurance Trust hereby appoint Jeremy O. May, Edmund J. Burke and Alex J. Marks, Attorneys-in-Fact, with full power of substitution, and with the full power to sign for me and in my name in the following capacities: all Pre-Effective Amendments to any Registration Statement; any and all subsequent Post-Effective Amendments to said Registration Statements; any Registration Statements on Form N-1A; any supplements or other instruments in connection therewith; and generally to do all such things in my name and behalf in connection therewith as said Attorney-in-Fact deems necessary or appropriate to comply with the provisions of the Securities Act of 1933, as amended, and Investment Company Act of 1940, and any rules, regulations, or requirements of any federal or state regulatory agency in connection with the filing and effectiveness of any Registration Statement as amended, and all related requirements of any federal or state regulatory agency.

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of the date set forth below.

WITNESS my hands on this 10th day of March 2009.

/s/ John Linnehan
John Linnehan
Trustee

FINANCIAL INVESTORS VARIABLE INSURANCE TRUST

POWER OF ATTORNEY

I, the undersigned Treasurer and Chief Financial Officer of the Financial Investors Variable Insurance Trust hereby appoint Edmund J. Burke and Alex J. Marks, Attorneys-in-Fact, with full power of substitution, and with the full power to sign for me and in my name in the following capacities: all Pre-Effective Amendments to any Registration Statement; any and all subsequent Post-Effective Amendments to said Registration Statements; any Registration Statements on Form N-1A; any supplements or other instruments in connection therewith; and generally to do all such things in my name and behalf in connection therewith as said Attorney-in-Fact deems necessary or appropriate to comply with the provisions of the Securities Act of 1933, as amended, and Investment Company Act of 1940, and any rules, regulations, or requirements of any federal or state regulatory agency in connection with the filing and effectiveness of any Registration Statement as amended, and all related requirements of any federal or state regulatory agency.

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of the date set forth below.

WITNESS my hands on this 10th day of March 2009.

/s/ Jeremy O. May
Jeremy O. May
Treasurer, Chief Financial Officer

FINANCIAL INVESTORS VARIABLE INSURANCE TRUST

POWER OF ATTORNEY

I, the undersigned President and Chief Executive Officer of the Financial Investors Variable Insurance Trust hereby appoint Jeremy O. May and Alex J. Marks, Attorneys-in-Fact, with full power of substitution, and with the full power to sign for me and in my name in the following capacities: all Pre-Effective Amendments to any Registration Statement; any and all subsequent Post-Effective Amendments to said Registration Statements; any Registration Statements on Form N-1A; any supplements or other instruments in connection therewith; and generally to do all such things in my name and behalf in connection therewith as said Attorney-in-Fact deems necessary or appropriate to comply with the provisions of the Securities Act of 1933, as amended, and Investment Company Act of 1940, and any rules, regulations, or requirements of any federal or state regulatory agency in connection with the filing and effectiveness of any Registration Statement as amended, and all related requirements of any federal or state regulatory agency.

This Power of Attorney, which shall not be affected by the disability of the undersigned, is executed and effective as of the date set forth below.

WITNESS my hands on this 10th day of March 2009.

/s/ Edmund J. Burke
Edmund J. Burke
President, Chief Executive Officer